United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 27, 2021

CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On January 27, 2021, Cannae Holdings, Inc. (the "Company"), Cannae Holdings, LLC, a Delaware limited liability company and a subsidiary of the Company (“Cannae LLC”), and Trasimene Capital Management, LLC, a Delaware limited liability company (the “Manager”), entered into a First Amendment to Management Services Agreement (the “Amended MSA”) which amends and supplements the Management Services Agreement (the "Original MSA" and together with the Amended MSA, the "Agreement") entered into between the Company, Cannae LLC, and the Manager on August 27, 2019. Pursuant to the Amended MSA, the Original MSA is amended to remove the provisions of the Original MSA requiring the vote of at least 75% of the Company's Board of Directors and at least 75% of the holders of the Company's outstanding common stock to terminate the Amended MSA.

The Company may terminate the Agreement at any time if (a) there is a final, non-appealable, judicial determination that the Manager (1) materially breached the terms of the Agreement and such breach is not cured within 60 days, (2) acted with gross negligence, willful misconduct, bad faith or reckless disregard in performing its duties under the Agreement, (3) engaged in fraudulent or dishonest acts in connection with the business and operations of the Company or (4) is demonstrably and materially incapable of performing its duties under the Agreement; (b) a majority of the Board of Directors votes in favor of termination or (c) William P. Foley II is (i) no longer a member of the Board of Directors, (ii) judicially determined to be incapacitated or (iii) deceased.

The foregoing description of the Amended MSA does not purport to be complete and is qualified in its entirety by reference to the complete Amended MSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	First Amendment to Management Services Agreement, dated as of January 27, 2020, by and among the Cannae Holdings, Inc., Cannae Holdings, LLC and Trasimene Capital Management, LLC
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	January 29, 2021	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary